UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 29, 2026

Central Index Key Number of the issuing entity: 0002106400

Benchmark 2026-V20 Mortgage Trust

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001013454

Deutsche Mortgage & Asset Receiving Corporation

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541294

German American Capital Corporation

Central Index Key Number of the sponsor: 0001541502

Goldman Sachs Mortgage Company

Central Index Key Number of the sponsor: 0001701238

Citi Real Estate Funding Inc.

Central Index Key Number of the sponsor: 0001549574

Barclays Capital Real Estate Inc.

Central Index Key Number of the sponsor: 0000927971

Bank of Montreal

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-283864-03	04-3310019
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Columbus Circle, New York, New York	10019
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (212) 250-2500

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated February 2, 2026, and filed on February 2, 2026, with respect to Benchmark 2026-V20 Mortgage Trust. The purpose of this amendment is (i) to file the executed version of the agreement filed as Exhibit 4.1 to the Form 8-K and (ii) to make clerical and other minor revisions to the versions of the agreements filed as Exhibit 1.1, Exhibit 4.1, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 to the Form 8-K. No other changes have been made to the Form 8-K other than the changes described above.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation, German American Capital Corporation, Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Barclays Capital Inc., BMO Capital Markets Corp., Academy Securities, Inc. and Mischler Financial Group, Inc.
4.1	Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, trustee, custodian and paying agent, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
99.1	Mortgage Loan Purchase Agreement, dated January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation and German American Capital Corporation.
99.2	Mortgage Loan Purchase Agreement, dated January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Goldman Sachs Mortgage Company.
99.3	Mortgage Loan Purchase Agreement, dated January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Citi Real Estate Funding Inc.
99.4	Mortgage Loan Purchase Agreement, dated January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Barclays Capital Real Estate Inc.
99.5	Mortgage Loan Purchase Agreement, dated January 29, 2026, between Deutsche Mortgage & Asset Receiving Corporation and Bank of Montreal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION

By:	/s/ Robert-Christopher Jones
	Name:	Robert-Christopher Jones
	Title:	Managing Director

By:	/s/ Matt Smith
	Name:	Matt Smith
	Title:	Director

Dated: February 20, 2026

BMARK 2026-V20 - Form 8-K/A